              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                               ON APRIL 10, 2000


                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

      Filed by the registrant /X/
      Filed by a party other than the registrant / /

      Check the appropriate box:
      / /        Preliminary proxy statement
      / /        Confidential, for Use of the Commission Only (as permitted by
                 Rule 14a-6(e)(2))
      /X/        Definitive proxy statement
      / /        Definitive additional materials
      / /        Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      WESTFIELD AMERICA, INC.
      ----------------------------------------------------------------------------------
                       (Name of Registrant as Specified in Its Charter)

      ----------------------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ /  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                                     [LOGO]


                                                                  April 10, 2000


Dear Shareholder:


    On behalf of the Board of Directors, I cordially invite you to attend our Annual Meeting of Shareholders to be held at 11:30 a.m. on Monday, May 8, 2000 at The Peninsula, 700 Fifth Avenue, New York, New York.


    We have enclosed with this letter a notice of meeting, proxy statement, proxy card and return envelope. We have also enclosed your 1999 Annual Report.

    Your vote is important. Whether or not you plan to attend, please date and sign the enclosed proxy card and return it in the envelope provided. If you plan to attend the meeting, you may vote in person.

    I look forward to your participation.

                                          Sincerely,
                                          /s/ Frank P. Lowy

                                          Frank P. Lowy AC
                                          CHAIRMAN OF THE BOARD

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO THE SHAREHOLDERS OF

                            WESTFIELD AMERICA, INC.


    The Annual Meeting of Shareholders of WESTFIELD AMERICA, INC. will be held on Monday, May 8, 2000, at The Peninsula, 700 Fifth Avenue, New York, New York at 11:30 a.m., to consider and take action on the following:


       1.  To elect three directors;


       2. To approve the issuance of Westfield America's common stock upon conversion of Westfield America's Series E Preferred Shares if then held by a substantial security holder of Westfield America or other restricted security holder under the New York Stock Exchange rules;



       3. To approve the issuance of a warrant to purchase Westfield America's common stock to a substantial security holder of Westfield America or other restricted security holder under the New York Stock Exchange rules;


       4. To ratify the appointment of Ernst & Young LLP as Westfield America's independent auditors for the 2000 fiscal year; and

       5. To transact any other business that may properly be brought before the Annual Meeting.

    Holders of record of Westfield America's common stock are entitled to vote on all of the proposals. Holders of record of Westfield America's Series C Preferred Shares, Series C-1 Preferred Shares and Series C-2 Preferred Shares are entitled to vote on Proposals 2 and 3. Only holders of record at the close of business on March 22, 2000, will be entitled to vote at the annual meeting or any adjournment of the annual meeting.

    Whether or not you plan to attend the annual meeting, please date, sign and complete the enclosed proxy and return it promptly in the envelope provided. It is important that your shares be represented at the annual meeting, and your promptness will assist us to prepare for the annual meeting and to avoid the cost of a follow-up mailing. If you receive more than one proxy card because you own shares registered in different names or at different addresses, each proxy card should be completed and returned.

                                          By Order of the Board of Directors

                                          /s/ Irv Hepner

                                          Irv Hepner
                                          SECRETARY


Dated:  April 10, 2000

                            WESTFIELD AMERICA, INC.
                            11601 WILSHIRE BOULEVARD
                         LOS ANGELES, CALIFORNIA 90025

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

                              GENERAL INFORMATION

ANNUAL MEETING


    The annual meeting will be held on May 8, 2000 at 11:30 a.m. at The Peninsula, 700 Fifth Avenue, New York, New York.


RECORD DATE

    The record date is March 22, 2000. If you were a shareholder at that time, you may vote at the annual meeting. Holders of record of shares of Westfield America's common stock, par value $.01 per share (the "Common Shares") are entitled to vote on all of the proposals. Holders of record of shares of Westfield America's Series C Cumulative Convertible Redeemable Preferred Stock (the "Series C Preferred Shares"), Series C-1 Cumulative Convertible Redeemable Preferred Stock (the "Series C-1 Preferred Shares") and Series C-2 Cumulative Convertible Redeemable Preferred Stock (the "Series C-2 Preferred Shares") are entitled to vote on Proposals 2 and 3. At the close of business on March 22, 2000 Westfield America had:

    - 73,346,541 Common Shares issued and outstanding, each entitled to one vote;

    - 416,667 Series C Preferred Shares issued and outstanding, each entitled to ten votes with respect to Proposals 2 and 3 (voting as a single class with the Common Shares);


    - 138,889 Series C-1 Preferred Shares issued and outstanding, each entitled to ten votes with respect to Proposals 2 and 3 (voting as a single class with the Common Shares); and



    - 138,889 Series C-2 Preferred Shares issued and outstanding, each entitled to ten votes with respect to Proposals 2 and 3 (voting as a single class with the Common Shares).


FIRST MAILING DATE


    This Proxy Statement, the Notice of Annual Meeting of Shareholders and the accompanying proxy card are being mailed to shareholders on or about April 10, 2000.


PROXY SOLICITATION

    This proxy is being solicited by Westfield America's board of directors. Westfield America pays for the cost of soliciting the proxies. In addition to soliciting proxies by mail, directors and officers of Westfield America may solicit proxies by telephone or otherwise. Westfield America reimburses brokerage firms and others for their expenses in sending proxies and proxy materials to shareholders.

QUORUM REQUIREMENT

    A quorum of shareholders is necessary to have a valid meeting. The presence, in person or by proxy, of a majority of the shares entitled to vote at the annual meeting will constitute a quorum for the annual meeting. Abstentions and broker non-votes are counted as present for establishing a quorum. A broker non-vote occurs when a broker votes on some matters on the proxy card but not on others because the broker does not have the authority to do so.

INFORMATION ABOUT VOTING


    You can vote on matters presented at the annual meeting either by returning a completed proxy to Westfield America or by voting in person at the annual meeting. All proxies will be voted in accordance with the instructions specified. If you return your proxy, but do not indicate how you wish to vote regarding a proposal, the persons named as proxies on the accompanying proxy card will vote:


    - FOR the election of the three directors;

    - FOR the issuance of Common Shares upon conversion of Westfield America's Series E Cumulative Convertible Redeemable Preferred Stock (the "Series E Preferred Shares") if then held by a substantial security holder of Westfield America or other restricted holder under the New York Stock Exchange rules;

    - FOR the issuance of a warrant to purchase Common Shares to a substantial security holder of Westfield America or other restricted holder under the New York Stock Exchange rules;

    - FOR the appointment of Ernst & Young LLP as Westfield America's independent auditors for the 2000 fiscal year.


Management does not know of any other matters to be presented for action at the annual meeting. However, if any other matter properly comes before the annual meeting, the proxies will vote on the matter in their discretion.


REVOKING YOUR PROXY

    You can revoke your proxy before it is voted at the meeting by sending a signed revocation letter or a new proxy, dated later than the first proxy, to Irv Hepner, Westfield America's Secretary. You can also revoke your proxy at the annual meeting, if you attend the annual meeting and ask that it be revoked.

INFORMATION ABOUT WESTFIELD AMERICA, INC.

    The principal executive offices of Westfield America, Inc. are located at 11601 Wilshire Boulevard, Los Angeles, California 90025 (telephone--(310) 478-4456).

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

BOARD STRUCTURE

    Westfield America currently has nine directors. The nine directors are divided into three classes.

THE ELECTION

    The three directors whose regular terms of office expire at the 2000 annual meeting have been nominated for reelection to Westfield America's board of directors to hold office until 2003. Information about these directors is given below. If elected, each director would serve a term of three years and until his successor is elected and qualified. The other directors are not up for election this year and are expected to continue in office for the remainder of their terms.

    You may specify on your proxy card whether your shares should be voted for all, some, or none of the nominees for director. To be elected, a nominee must receive the affirmative vote of a majority of the Common Shares cast for the nominee, provided that all shares cast for the nominee represent a majority of the Common Shares entitled to vote for the nominee. Abstentions will effectively count as a vote AGAINST the nominees listed below.

    The board of directors has no reason to believe that any of the listed nominees will not serve if elected. If, however, any nominee cannot or will not serve as a director, the persons named on your proxy card may vote for a substitute nominee designated by the board of directors unless you withhold authority for them to vote for a substitute.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                       EACH OF THE NOMINEES LISTED BELOW

               NOMINEES FOR ELECTION AS DIRECTORS TO HOLD OFFICE
                         UNTIL THE 2003 ANNUAL MEETING

NAME                                       AGE             PRINCIPAL OCCUPATION AND OTHER INFORMATION
----                                     --------   --------------------------------------------------------
Frank P. Lowy, AC......................     69      Frank P. Lowy was appointed a director of Westfield
                                                    America in 1994 and has been Chairman of Westfield
                                                    America since 1994. He is Chairman of the board of
                                                    directors and co-founder of Westfield Holdings. He is a
                                                    Member of the Board of the Reserve Bank of Australia and
                                                    a director of the Daily Mail and General Trust plc
                                                    (U.K.). Frank P Lowy is the father of David H. Lowy and
                                                    Peter S. Lowy, both directors of Westfield America.

Francis T. Vincent, Jr.................     61      Francis T. Vincent, Jr. was appointed a director of
                                                    Westfield America in May 1997. Mr. Vincent served as the
                                                    eighth Commissioner of Major League Baseball from
                                                    September 13, 1989 to September 7, 1992. Since 1992,
                                                    Mr. Vincent has served on a variety of corporate boards.
                                                    Prior to 1989, Mr. Vincent was President and Chief
                                                    Executive Officer of Columbia Pictures
                                                    Industries, Inc., Chairman and Chief Executive Officer
                                                    of Coca-Cola Company Entertainment Business Sector and
                                                    Executive Vice President of the Coca-Cola Company.
                                                    Mr. Vincent also served as Associate Director of the
                                                    Division of Corporation Finance of the U.S. Securities
                                                    and Exchange Commission. Mr. Vincent received his law
                                                    degree from Yale Law School in 1963 and is a member of
                                                    the Bar in New York, Connecticut and the District of
                                                    Columbia. Mr. Vincent is a member of the boards of
                                                    directors of Time Warner, Inc. and Oakwood Homes
                                                    Corporation.

NAME                                       AGE             PRINCIPAL OCCUPATION AND OTHER INFORMATION
----                                     --------   --------------------------------------------------------
Larry A. Silverstein...................     68      Larry A. Silverstein was appointed a director of
                                                    Westfield America in May 1997. Since 1979,
                                                    Mr. Silverstein has been President of Silverstein
                                                    Properties, Inc., a Manhattan-based real estate
                                                    investment and development firm which owns interests in
                                                    and operates over 10 million square feet of office
                                                    space. Mr. Silverstein is a member of the New York Bar,
                                                    and a Governor of the Real Estate Board of New York,
                                                    having served as its Chairman. He is a trustee of New
                                                    York University and is the founder and Chairman Emeritus
                                                    of the New York University Real Estate Institute. He is
                                                    Chairman of the Realty Foundation, Vice Chairman of the
                                                    South Street Seaport Museum, and a board member of the
                                                    Museum of Jewish Heritage.

    The names of the remaining directors of Westfield America whose terms of office will continue after the 2000 annual meeting and certain information about them, are set forth below.

                        DIRECTORS WHOSE TERMS OF OFFICE
                     WILL EXPIRE AT THE 2002 ANNUAL MEETING


NAME                                       AGE             PRINCIPAL OCCUPATION AND OTHER INFORMATION
----                                     --------   --------------------------------------------------------
David H. Lowy..........................     45      David H. Lowy was appointed a director of Westfield
                                                    America in 1996. Mr. Lowy joined Westfield Holdings
                                                    Limited in 1977 and has served as a Managing Director of
                                                    Westfield Holdings since 1987 and as a director of
                                                    Westfield Holdings since 1982. He worked for Westfield
                                                    Holdings in the United States from 1977 to 1981. He
                                                    holds a Bachelor of Commerce degree from the University
                                                    of New South Wales. He is a member of the Presidents
                                                    Council of the New Children's Hospital, Westmead and a
                                                    Founding Governor of the Australian Naval Aviation
                                                    Museum. David H. Lowy is a son of Frank P. Lowy,
                                                    Chairman of Westfield America and a brother of Peter S.
                                                    Lowy, a director of Westfield America.

Herman Huizinga........................     66      Herman Huizinga was appointed a director of Westfield
                                                    America in 1997. Between 1986 and 1997, he was a member
                                                    of the Executive Board of ING Group, a major
                                                    international banking and insurance group headquartered
                                                    in the Netherlands. He served on many boards of
                                                    subsidiaries of ING, including as Executive Director of
                                                    Mercantile Mutual (Group) Australia from 1982 to 1986.
                                                    He serves on the boards of Eye Hospital Rotterdam
                                                    (Chairman 1987-1997) and Industrial Tunnel Methodology
                                                    (ITM) in Rotterdam. He has served on a variety of boards
                                                    in the Netherlands, including Club Rotterdam (Chairman
                                                    1995-1997), "Mandeville" (Erasmus University Award
                                                    Committee, Chairman 1996-1997) and Rotterdam
                                                    Philharmonic Orchestra.

Bernard Marcus.........................     70      Bernard Marcus was appointed a director of Westfield
                                                    America in September 1997. He is a co-founder of The
                                                    Home Depot, Inc., and is currently its Chairman of the
                                                    board of directors and has been for over 10 years. He is
                                                    also a member of the boards of directors of National
                                                    Services Industries, Inc. and DBT Online.

                        DIRECTORS WHOSE TERMS OF OFFICE
                     WILL EXPIRE AT THE 2001 ANNUAL MEETING

NAME                                       AGE             PRINCIPAL OCCUPATION AND OTHER INFORMATION
----                                     --------   --------------------------------------------------------
Roy L. Furman..........................     60      Roy L. Furman was appointed a director of Westfield
                                                    America in 1996. Since July 1999, Mr. Furman has served
                                                    as Vice Chairman of ING Barings, a securities brokerage
                                                    firm. Mr. Furman was Chairman and Chief Executive
                                                    Officer of Livent Inc. from April 1998 until June 1999.
                                                    In 1973, Mr. Furman co-founded Furman Selz, an
                                                    investment banking firm, for which he served at various
                                                    times as Chief Executive Officer, President and Vice
                                                    Chairman until April 1998. Mr. Furman currently serves
                                                    as a Vice Chairman of Lincoln Center for the Performing
                                                    Arts, Chairman Emeritus of The Film Society of Lincoln
                                                    Center, Vice President of the New York City Opera and is
                                                    a member of the board of the Broadway Television
                                                    Network. Mr. Furman is a graduate of Brooklyn College
                                                    and Harvard Law School.

Frederick G. Hilmer, AO................     55      Frederick G. Hilmer was appointed a director of
                                                    Westfield America in 1996. Mr. Hilmer holds a degree in
                                                    Law from the University of Sydney, a Master in Law from
                                                    the University of Pennsylvania and an MBA from the
                                                    Wharton School of Finance. In November 1998, he was
                                                    appointed Chief Executive Officer of John Fairfax
                                                    Holdings Limited. He is Deputy Chairman of Westfield
                                                    Holdings Limited. Between 1989 and 1998, he was
                                                    Professor of Management at the Australian Graduate
                                                    School of Management in the University of New South
                                                    Wales. He has served as deputy chairman and director of
                                                    a number of major Australian companies. Prior to 1989 he
                                                    spent 19 years with McKinsey & Company.

Peter S. Lowy..........................     41      Peter S. Lowy was appointed a director of Westfield
                                                    America in 1994. Mr. Lowy was an Executive Vice
                                                    President of Westfield America from 1994 until
                                                    March 1997 and is currently a Co-President of Westfield
                                                    America. He has been responsible for Westfield Holdings'
                                                    U.S. operations since 1990 after nearly a decade with
                                                    Westfield Holdings and its affiliates in Sydney. He was
                                                    appointed a director of Westfield Holdings in 1987 and a
                                                    Managing Director in 1997. Prior to joining Westfield
                                                    Holdings, he worked in investment banking in New York
                                                    and London. He holds a Bachelor of Commerce degree from
                                                    the University of New South Wales. Peter S. Lowy is a
                                                    son of Frank P. Lowy, Chairman of Westfield America and
                                                    a brother of David H. Lowy, a director of Westfield
                                                    America.

BOARD MEETINGS AND COMMITTEES

    Westfield America's board of directors met four times and took action by unanimous written consent nine times in 1999. All directors attended 75% or more of the meetings of the board of directors and each committee on which they served.

THE AUDIT COMMITTEE

    The Audit Committee of Westfield America's board of directors makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of Westfield America's internal accounting controls. The current members of the Audit Committee are Herman Huizinga, Francis T. Vincent, Jr. and Roy L. Furman. The Audit Committee met three times and took action by unanimous written consent once in 1999.

THE NOMINATING COMMITTEE

    The Nominating Committee makes recommendations to Westfield America's board of directors for the election of directors of Westfield America. The current members of the Nominating Committee are Frank P. Lowy, Roy L. Furman and Larry
A. Silverstein. The Nominating Committee took action by unanimous written consent once in 1999. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Secretary of Westfield America.

THE EXECUTIVE COMMITTEE

    The Executive Committee has all powers to act on behalf of Westfield America's board of directors on all matters that may properly be considered by the board of directors except for such matters as are required to be approved by the independent directors or except as prohibited by law or by Westfield America's By-Laws. The current members of the Executive Committee are Peter S. Lowy, David H. Lowy and Francis T. Vincent, Jr. The Executive Committee took action by unanimous written consent seven times in 1999.

NO COMPENSATION COMMITTEE

    Subsidiaries of Westfield Holdings provide management, advisory and development services to Westfield America. Westfield America has no employees. Westfield America's board of directors, therefore, does not have a compensation committee or other committee performing a similar function.

COMPENSATION OF DIRECTORS


    Directors who are not officers of Westfield America or employees of Westfield Holdings receive from Westfield America an annual fee of $40,000, payable one-half in cash and one-half in Common Shares, and reimbursement of expenses incurred in attending meetings and as a result of other work performed for Westfield America.


LEGAL PROCEEDINGS

    Roy L. Furman was appointed a director of Westfield America in 1996. From April 1998 until June 1999, Mr. Furman was Chairman and Chief-Executive Officer of Livent Inc., a company that specializes in theatrical productions. On November 18, 1998, Livent and its United States-based subsidiaries filed voluntary petitions for relief under Chapter 11 of title 11 of the United States Code. On November 19, 1998, Livent filed a proceeding under the Creditor's Companies Adjustment Act of Canada. In August 1998, Livent's management, including Mr. Furman, discovered certain accounting irregularities which prompted its board of directors to initiate an internal investigation. The investigation overseen by the audit committee uncovered possible widespread fraud perpetrated by certain former members of Livent's senior management.

EXECUTIVE OFFICERS

    Set forth below is the name and business experience of each of the executive officers of Westfield America as of March 22, 2000, to the extent not provided above.

NAME                                             AGE                  POSITION AND BACKGROUND
----                                           --------   ------------------------------------------------
Richard E. Green.............................     57      Richard E. Green was appointed Co-President of
                                                          Westfield America in May 1997. Mr. Green was
                                                          President of Westfield America from 1994 until
                                                          May 1997, and is currently a Co-President of
                                                          Westfield America. From 1980 to 1988 and from
                                                          1993 to the present he has held the position of
                                                          President of Westfield Holdings' U.S.
                                                          operations. From 1993 to the present, Mr. Green
                                                          has been President of Westfield
                                                          Corporation, Inc. From 1968 to 1980 he was
                                                          employed by Westfield America, which was then
                                                          owned by the May Company, and attained the title
                                                          of Executive Vice President. He is a Past
                                                          Trustee of the International Council of Shopping
                                                          Centers. Mr. Green holds a Bachelor of
                                                          Accounting and Finance from San Jose State
                                                          University.

Roger D. Burghdorf...........................     52      Roger D. Burghdorf was appointed a Senior
                                                          Executive Vice President of Leasing and Center
                                                          Management of Westfield America in 1996 and
                                                          became an Executive Vice President of Westfield
                                                          America in 1997. From 1989 to 1994,
                                                          Mr. Burghdorf was Executive Vice President and
                                                          Director of Leasing at Westfield America. He is
                                                          responsible for all leasing and management
                                                          services for Westfield America's shopping
                                                          centers throughout the United States.

Randall J. Smith.............................     50      Randall Smith has served as an Executive Vice
                                                          President of Westfield America since 1997. With
                                                          over 20 years of experience in the field,
                                                          Mr. Smith was Vice President at Westfield
                                                          America for nine years, before joining Westfield
                                                          Holdings in 1994. Mr. Smith has a Bachelor of
                                                          Arts in art and architecture and a Master in
                                                          Business Administration in Marketing from Miami
                                                          University.

Mark A. Stefanek.............................     45      Mark Stefanek was appointed Senior Vice
                                                          President and Chief Financial Officer of
                                                          Westfield America in 1995 and became Chief
                                                          Financial Officer and Treasurer in 1997. He
                                                          holds a Bachelor of Business Administra-
                                                          tion-Accounting from the University of Notre
                                                          Dame, is a certified public accountant and spent
                                                          the first seven years of his career at Arthur
                                                          Andersen. From 1985 to 1991 he was Chief
                                                          Financial Officer of Western Development
                                                          Corporation and for the three previous years he
                                                          was with Cadillac Fairview Urban Develop-
                                                          ment, Inc. From 1991 to 1994 he served as Vice
                                                          President, Finance and Administration for Disney
                                                          Development Company.

NAME                                             AGE                  POSITION AND BACKGROUND
----                                           --------   ------------------------------------------------
Dimitri Vazelakis............................     46      Dimitri Vazelakis became Senior Executive Vice
                                                          President of Westfield America in 1995. In 1997,
                                                          Mr. Vazelakis was appointed Executive Vice
                                                          President of Westfield America. He holds a
                                                          Bachelor of Science in Civil Engineering and a
                                                          Masters in Business Administration and Finance
                                                          from New South Wales Institute of Technology.
                                                          Mr. Vazelakis joined Westfield Holdings in 1972,
                                                          came to Westfield Holdings' U.S. operations in
                                                          1986 and in 1989 he began heading activities in
                                                          development, design and construction. Between
                                                          1979 and 1986, he worked with Westfield Holdings
                                                          in Australia, attaining the position of Deputy
                                                          General Manager of Design and Construction.
                                                          Mr. Vazelakis is a member of the board of
                                                          directors of Marks Vazelakis, Inc.

Irv Hepner...................................     49      Irv Hepner was appointed Secretary of Westfield
                                                          America in 1997. He holds a Bachelor of Arts
                                                          degree in architecture from Yale College and a
                                                          Juris Doctor from Benjamin N. Cardozo School of
                                                          Law. From 1994 until his appointment as
                                                          Secretary of Westfield America, Mr. Hepner was a
                                                          partner in the firm of Loeb & Loeb LLP in New
                                                          York City. Prior to that, from 1983 to 1993, he
                                                          was first an associate and then a partner with
                                                          the firm of Mayer, Brown & Platt in New York
                                                          City, and was previously associated with Willkie
                                                          Farr & Gallagher from 1982 to 1983 and
                                                          Debevoise & Plimpton from 1979 to 1982.


EXECUTIVE COMPENSATION

    Westfield America has no employees and none of the executive officers named above receives any compensation for services rendered to Westfield America. Westfield America does not have any retirement, incentive, bonus, stock based or other employee benefit plans. All of Westfield America's executive officers are compensated by Westfield Holdings or its subsidiaries.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Frank P. Lowy, Chairman of Westfield America and Chairman of Westfield Holdings serves on the Compensation Committee of Westfield Holdings.

                             PERFORMANCE COMPARISON
                         STOCK PRICE PERFORMANCE GRAPH

    The following graph shows the yearly percentage change in cumulative total shareholder return on Westfield America's Common Shares from May 16, 1997, the date on which the Common Shares began trading on the New York Stock Exchange through December 31, 1999. The graph also shows the cumulative total return of the Standard & Poor's 500 Composite Index and the NAREIT Equity Retail Return Index during that period. The graph assumes $100 was invested on May 16, 1997 in each of Westfield America's Common Shares and the Standard & Poor's 500 Composite Index and on May 30, 1997 in the NAREIT Equity Retail Return Index (that Index not being available until May 30, 1997) and assumes the reinvestment of all dividends. Westfield America has selected the NAREIT Equity Retail Return Index because it believes that it offers shareholders the best basis for assessing total shareholder return on the Common Shares and comparing it to the results of comparable retail real estate investment trusts. The comparisons in this table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of Westfield America's Common Shares.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                WESTFIELD AMERICA  S&P 500  NAREIT EQUITY RETAIL INDEX
16-May-97  (1)            $100.00  $100.00                     $100.00
31-Dec-97                 $117.18  $116.81                     $114.78
31-Dec-98                 $128.69  $149.91                     $109.10
31-Dec-99                 $102.67  $181.22                      $96.26


(1) May 30, 1997 for the NAREIT Equity Retail Return Index

                        SECURITIES BENEFICIALLY OWNED BY
                     PRINCIPAL SHAREHOLDERS AND MANAGEMENT

    The following table lists the beneficial ownership of Westfield America's Common Shares as of March 22, 2000 for Westfield America's directors, executive officers and holders of more than 5% of Westfield America's outstanding Common Shares. "Beneficial Ownership" includes shares a director, officer or 5% shareholder has the power to vote or transfer and stock options and warrants that are exercisable currently or within 60 days. Unless otherwise indicated, the business address of each beneficial owner is c/o Westfield America, Inc., 11601 Wilshire Boulevard, Los Angeles, California 90025.


                                                                                   PERCENT OF
                                                                NUMBER OF          OUTSTANDING
                                                              COMMON SHARES       COMMON SHARES
                                                              BENEFICIALLY        BENEFICIALLY
NAME AND ADDRESS                                                  OWNED               OWNED
----------------                                              -------------       -------------
Westfield America Trust.....................................   56,405,618(1)           64.7%(1)

  c/o Perpetual Trustee Company Limited
  The National Manager
  Property Trusts
  Perpetual Trustees of Australia Limited
  Level 7
  1 Castlereagh Street
  Sydney, Australia

Westfield Holdings Limited; Westfield American Investments
  Pty. Limited; Westfield America Management Limited
  c/o Westfield Holdings Limited
  Level 24 Westfield Towers
  100 William Street
  Sydney, NSW 2011
  Australia

and

Westfield Corporation, Inc..................................   73,253,470(2)(3)        81.4%(2)(3)

Cordera Holdings Pty. Limited; PM Capital Absolute
  Performance Fund; Frank P. Lowy; David H. Lowy; Steven M.
  Lowy
  c/o Westfield Holdings Limited
  Level 24 Westfield Towers
  100 William Street
  Sydney, NSW 2011
  Australia

and

Peter S. Lowy...............................................   73,928,270(3)           82.1%(3)

Security Capital Preferred Growth Incorporated..............    6,944,450(4)            8.6%
  11 South LaSalle Street, 2(nd) Floor
  Chicago, Illinois 60603

                                                                                   PERCENT OF
                                                                NUMBER OF          OUTSTANDING
                                                              COMMON SHARES       COMMON SHARES
                                                              BENEFICIALLY        BENEFICIALLY
NAME AND ADDRESS                                                  OWNED               OWNED
----------------                                              -------------       -------------
Roy L. Furman...............................................       62,396               *

Frederick G. Hilmer.........................................       18,396               *

Bernard Marcus..............................................       12,630               *

Larry A. Silverstein........................................       14,396(5)            *

Francis T. Vincent, Jr......................................       52,396               *

Richard E. Green............................................      252,000               *

Herman Huizinga.............................................        4,636               *

Randall J. Smith............................................        7,000               *

Mark A. Stefanek............................................       29,295               *

Roger D. Burghdorf..........................................          200               *

Dimitri Vazelakis...........................................        2,500               *

Irv Hepner..................................................        3,900               *

All directors and executive officers as a group (16            74,388,015(3)           82.6%(3)
  persons)..................................................


------------------------

*   Less than 1%.


(1) A report on Schedule 13D, dated May 30, 1997, as amended, disclosed that this figure includes 8,335,648 shares issuable upon exercise of outstanding warrants to purchase Common Shares, 416,667 shares of Series D Cumulative Convertible Redeemable Preferred Stock (the "Series D Preferred Shares") and 138,889 shares of Series D-1 Cumulative Convertible Redeemable Preferred Stock (the "Series D-1 Preferred Shares"). All of the Common Shares; warrants; Series D Preferred Shares and Series D-1 Preferred Shares are held by Perpetual Trustee Company Limited as Custodian of the assets of Westfield America Trust (the "Custodian"), an Australian public property trust. Westfield America Trust is a "single responsible entity" trust. Westfield America Management Limited, a subsidiary of Westfield Holdings, is the Responsible Entity of Westfield America Trust and directs the vote, in its absolute discretion, of all Common Shares held by the Custodian for the benefit of the Westfield America Trust. Accordingly, Westfield America Management has the power to direct the vote, in its absolute discretion, of 42,514,410 Common Shares (50,850,058 Common Shares assuming exercise of the outstanding warrants and 56,405,618 Common Shares assuming conversion of Series D Preferred Shares and Series D-1 Preferred Shares held by Westfield America Trust (each Series D Preferred Share and Series D-1 Preferred Share is currently convertible into ten Common Shares)). If Proposal 2 is approved, as described below, Westfield America Trust will beneficially own 61,183,398 Common Shares, or 66.5% of the outstanding Common Shares, and Westfield America Management will have the power, in its absolute discretion, to direct the vote of all of such Common Shares. If Proposal 3 is approved, as described below, Westfield America Trust will beneficially own 64,023,398 Common Shares, or 67.5% of the outstanding Common Shares, and Westfield America Management will have the power, in its absolute discretion, to direct the vote of all of such Common Shares. The Custodian disclaims beneficial ownership of such shares. References to beneficial ownership are made herein solely with respect to U.S. securities laws and are not intended to refer or apply in any respect to Australian legal matters.

(2) A report on Schedule 13D, dated May 30, 1997, as amended, disclosed that this figure includes 16,847,852 of the Common Shares are held by wholly-owned subsidiaries of Westfield Holdings. This figure includes 277,778 Series D Preferred Shares held by Westfield American Investments, a wholly-owned subsidiary of Westfield Holdings. The balance represents Common Shares held in the name of the Custodian for the benefit of Westfield America Trust. Solely for purposes of U.S. securities laws, Westfield Holdings may be deemed to have beneficial ownership of the shares owned by the Custodian because its subsidiary, Westfield America Management, is the Responsible Entity of Westfield America Trust. As described in footnote
    (1) above, Westfield America Management has the power, in its absolute discretion, to direct the vote of all Common Shares held by the Custodian for the benefit of Westfield America Trust. Westfield America Management has no pecuniary interest in such shares although Westfield Holdings has a pecuniary interest in 22.2% of the shares held by Westfield America Trust because it owns units of Westfield America Trust. If Proposal 2 is approved, as described below, Westfield Holdings will beneficially own 78,031,250 Common Shares, or 82.3% of the outstanding Common Shares and Westfield America Management will have the power, in its absolute discretion, to direct the vote of 61,183,398 Common Shares held by the Custodian for the benefit of Westfield America Trust, if the outstanding warrants are exercised and the Series D, D-1 and E Preferred Shares are converted to Common Shares. If Proposal 3 is approved, as described below, Westfield Holdings will beneficially own 80,871,250 Common Shares or 82.8% of the outstanding Common Shares and Westfield America Management will have the power, in its absolute discretion, to direct the vote of 64,023,398 Common Shares held by the Custodian for the benefit of Westfield America Trust, if the outstanding warrants and the 2000 Warrant are exercised and the Series D, D-1 and E Preferred Shares are converted to Common Shares. References to beneficial ownership are made herein solely with respect to U.S. securities laws and are not intended to refer or apply in any respect to Australian legal matters.



(3) Cordera Holding Pty. Limited and Frank, David, Steven and Peter Lowy may be deemed to beneficially own 32.16% of the outstanding ordinary shares of Westfield Holdings and, as such, Frank, David, Steven and Peter Lowy may be deemed solely for purposes of U.S. securities laws to beneficially own the 73,928,270 Common Shares indicated as owned and deemed beneficially owned by Westfield Holdings as set forth in footnote (2) above. If Proposal 2 is approved, as described below, Frank, David, Steven and Peter Lowy may be deemed solely for purposes of U.S. securities laws to beneficially own 78,706,050 Common Shares or 83.0% of the outstanding Common Shares. If Proposal 3 is approved, as described below, Frank, David, Steven and Peter Lowy may be deemed solely for purposes of United States securities laws to beneficially own 81,546,050 Common Shares or 83.5% of the outstanding Common Shares. Frank, David, Steven and Peter Lowy disclaim beneficial ownership of such securities. References to beneficial ownership are made herein solely with respect to U.S. securities laws and are not intended to refer or apply in any respect to Australian legal matters. See "Directors."


(4) Pursuant to the Schedule 13G filed on February 12, 1999 with the Securities and Exchange Commission, 4,166,670 shares, 1,388,890 shares and 1,388,890 shares represent Common Shares that are issuable by Westfield America upon the conversion of 416,667 Series C Preferred Shares, 138,889 Series C-1 Preferred Shares and 138,889 Series C-2 Preferred Shares, respectively. Each Series C Preferred Share, Series C-1 Preferred Share and Series C-2 Preferred Share is currently convertible into 10 Common Shares.

(5) 12,000 of the Common Shares are owned by Mr. Silverstein's wife. Mr. Silverstein disclaims beneficial ownership of such Common Shares.

    Except as set forth above, no director or executive officer of Westfield America owns Common Shares.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH WESTFIELD HOLDINGS LIMITED

ADVISORY, MANAGEMENT AND DEVELOPMENT SERVICES TO WESTFIELD AMERICA, INC.

    Westfield America has no employees and relies on subsidiaries of Westfield Holdings for the management of Westfield America and its properties. These services are provided under a series of agreements between Westfield America and subsidiaries of Westfield Holdings.


    Westfield America's board of directors monitors the performance under the advisory, management and development agreements with Westfield Holdings. These financial arrangements and any other transactions in which Westfield Holdings has a material interest must be approved by the independent directors and, in certain instances, the Custodian. Independent directors are those members of Westfield America's board of directors who:


    - are not, and have not for the last 12 months been, directors, officers or employees of Westfield Holdings or Westfield America Trust;

    - are not affiliates of Westfield Holdings or Westfield America Trust or officers or employees of such affiliates;

    - are not members of the immediate family of any natural person described in the two clauses immediately above; and

    - are free from any relationship that would interfere with the exercise of independent judgment as a director.

The independent directors may seek the advice of independent experts in carrying out their duties. The agreements were negotiated by Westfield America and Westfield Holdings. Westfield America believes that, although these agreements were negotiated between associated parties, they reflect market terms.

WESTFIELD U.S. ADVISORY, L.P. AND THE ADVISORY AGREEMENT

SERVICES PROVIDED

    Westfield U.S. Advisory, L.P., a Delaware limited partnership wholly-owned by Westfield Corporation, Inc., a wholly-owned subsidiary of Westfield Holdings, provides a variety of asset management and investment services for Westfield America.

THE ADVISORY FEE


    Under an advisory agreement, dated as of July 1, 1996, as amended in May 1997 at the time of Westfield America's initial public offering, Westfield U.S. Advisory, L.P. receives an annual fee equal to the lesser of 25% of "Funds from Operations" in excess of the "Advisory F.F.O. Amount" and 0.55% of the "Net Equity Value" of Westfield America's assets.



    As of today, the "Advisory F.F.O. Amount" is $152.8 million. The "Advisory F.F.O. Amount" is increased whenever Westfield America issues additional equity by adding the "F.F.O. Adjustment Factor" to the then applicable Advisory F.F.O. Amount. The "F.F.O. Adjustment Factor" is 103% (or 100% in the case of Common Shares issued under any dividend reinvestment plan) multiplied by:



    - a fraction the numerator of which is the aggregate "Funds From Operations" of Westfield America for each of the four full calendar quarters immediately preceding the date of the issuance and the denominator of which is the aggregate number of Common Shares (on a fully diluted basis) of Westfield America outstanding immediately prior to the date of the issuance, multiplied by


    - the number of additional Common Shares issued (on a fully diluted basis).

"Funds From Operations" means net income (or loss) (computed in accordance with Generally Accepted Accounting Principles), excluding gains (or losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.


    The advisory fee is payable quarterly on the last business day of each calendar quarter based on the annual budget for Funds From Operations for Westfield America and is subject to year end adjustment based on actual Funds From Operations for the year. "Net Equity Value" is based on shareholders' equity as reflected in Westfield America's most recent quarterly financial statements, as adjusted to reflect the most recent appraised value of Westfield America's properties (which appraisals are performed on a rolling three-year basis).

    Westfield America paid an advisory fee of $9.8 million for the fiscal year ended December 31, 1999.

TERM AND TERMINATION


    The advisory agreement has an initial term of three years ending May 21, 2000 followed by automatic one-year renewals. After the initial three-year term, the performance of Westfield U.S. Advisory, L.P. will be reviewed annually. The advisory agreement may be terminated annually if the Custodian (so long as Westfield America Trust owns at least 10% of the outstanding capital stock of Westfield America) and at least 75% of the independent directors agree that the performance of Westfield U.S. Advisory, L.P. is unsatisfactory and materially detrimental to Westfield America or that the compensation payable to Westfield U.S. Advisory, L.P. is not fair. Westfield U.S. Advisory, L.P., however, can prevent a compensation termination by accepting a mutually acceptable reduction of its fees. In addition, the advisory agreement may be terminated at any time, for cause, which is defined as fraud, misappropriation of funds or willful violation of the advisory agreement or if an event of default has occurred and is continuing under the Garden State Plaza loan (as described below).



    Westfield U.S. Advisory, L.P. can terminate the advisory agreement, if it notifies Westfield America that advisory services shall cease to be one of the major business undertakings of Westfield Holdings in the United States, except that the advisory agreement will continue for a period of 180 days thereafter so long as Westfield America is reasonably satisfied with Westfield U.S. Advisory, L.P.'s ability to provide the required services during such period.


OFFICERS

    The principal executive officers of the general partner of Westfield U.S. Advisory, L.P. are Richard E. Green and Peter S. Lowy, the Co-Presidents of Westfield America.

WESTFIELD CORPORATION AND THE MANAGEMENT AGREEMENTS

SERVICES PROVIDED

    Westfield Corporation manages all of Westfield America's shopping centers.

MANAGEMENT FEES


    For each of the wholly-owned shopping centers, Westfield Corporation receives a property management fee from Westfield America equal to 5% of all minimum, fixed and percentage rents received by Westfield America with respect to the wholly-owned shopping centers, a lease preparation fee of $819 per executed lease, and a tenant plan review fee of $1,092 per executed lease. For the properties not wholly-owned by Westfield America, the fees payable to Westfield Corporation are based on the terms of joint venture agreements between Westfield America and its joint venture partners, but Westfield America's share is subject to adjustment so that the aggregate fees payable by Westfield America with respect to the joint venture properties are the same as are payable with respect to the wholly-owned shopping centers.

Fees incurred for the year ended December 31, 1999 to Westfield Corporation under these agreements totaled $10.2 million. In addition to the management fees, Westfield Corporation was reimbursed for recoverable operating costs, including mall related payroll costs, totaling $21.3 million for the year ended December 31, 1999.


TERM AND TERMINATION


    Each management agreement has an initial three-year term, ending May 21, 2000, followed by automatic one-year renewals. After the initial three-year term, Westfield Corporation's performance will be reviewed annually. The management agreements may be terminated annually, if the Custodian (so long as Westfield America Trust owns at least 10% of the outstanding capital stock of Westfield America) and at least 75% of the independent directors agree that Westfield Corporation's performance is unsatisfactory and materially detrimental to Westfield America or that the compensation paid to Westfield Corporation is not fair. Westfield Corporation, however, can prevent a compensation termination by accepting a mutually acceptable reduction of its fees. In addition, each of the management agreements may be terminated at any time for cause, which is defined as fraud, misappropriation of funds or willful violation of the respective management agreements or if an event of default has occurred and is continuing under the Garden State Plaza loan (as described below).


    Westfield America has also agreed that so long as Westfield Corporation is managing the centers under the management agreements, Westfield Corporation will manage all wholly-owned properties acquired by Westfield America in the future and that Westfield America will use its reasonable efforts to have Westfield Corporation appointed as the manager with respect to any future joint venture properties controlled by Westfield America.


    Westfield Corporation can terminate the management agreements if it notifies Westfield America that management of regional shopping centers shall cease to be one of the principal business undertakings of Westfield Holdings in the United States, except that the management agreements will continue for a period of 180 days thereafter so long as Westfield America is reasonably satisfied with Westfield Corporation's ability to provide the required services during such period.


OFFICERS

    The principal executive officers of Westfield Corporation are Richard E. Green and Peter S. Lowy, the Co-Presidents of Westfield America.

WESTFIELD CORPORATION AND THE DEVELOPMENT AGREEMENT

SERVICES PROVIDED

    Westfield Corporation has entered into a master development framework agreement with Westfield America under which Westfield America granted Westfield Corporation the exclusive right to carry out expansion, redevelopment and related work on Westfield America's wholly-owned shopping centers and agreed to attempt to have Westfield Corporation to be hired to carry out similar activities for the jointly owned shopping centers.

DEVELOPMENT FEES

    Under the master development framework agreement, dated July 1, 1996, Westfield Corporation is reimbursed for pre-development costs, subject to the work being performed in accordance with an annual plan or redevelopment budget previously approved by Westfield America's board of directors. If Westfield America in its sole discretion (based on feasibility and other appropriate studies) decides to proceed with a particular development, Westfield Corporation provides the necessary development services pursuant to a separate development agreement to be entered into by the parties. Westfield Corporation provides:


    - development services for a fixed fee equal to 5% of the final gross project price;


    - architectural, design and engineering services for a fixed fee equal to 10% of the construction costs; and

    - other related services in consideration of agreed fees.


    The construction portion of the development project is performed on a fixed price basis. The master development framework agreement provides that Westfield America may engage an independent representative to advise Westfield America with respect to the proposed fixed price and the construction schedule. If Westfield America desires to engage such an independent representative, Westfield America must consult with Westfield Holdings in good faith as to the selection of the independent representative. If Westfield America and Westfield Corporation cannot agree as to the fixed price or the construction schedule for the project, and the parties' respective independent representatives cannot negotiate a resolution, an independent expert will determine the appropriate price and construction schedule. Westfield Corporation may then either accept the independent expert's proposal or agree to perform the work on a "cost plus" basis.


    Westfield America has no obligation to proceed with any development project. The decision to proceed with a development project and the fixed price and construction schedule with respect to such a project requires the approval of at least 75% of the independent directors. Reimbursements and fees incurred for the year ended December 31, 1999 to Westfield Corporation under these agreements totaled $93.1 million.

TERM AND TERMINATION


    The master development framework agreement may be terminated by Westfield America by agreement of at least 75% of the independent directors and the Custodian (so long as Westfield America Trust owns at least 10% of the outstanding capital stock of Westfield America) if the advisory agreement and the management agreements have been terminated in accordance with their terms. In such event, Westfield Corporation and Westfield America will remain bound by the master development framework agreement for the remaining term with respect to any development projects for which Westfield Corporation has commenced to provide substantial predevelopment services to Westfield America. In addition, the master development framework agreement or any individual development agreement may be terminated at any time for cause, which is defined as fraud, misappropriation of funds or willful violation of the master development framework agreement or the individual development agreement or if an event of default has occurred and is continuing under the Garden State Plaza Loan (as described below).



    Westfield Corporation can terminate the master development framework agreement if it notifies Westfield America that property development services shall cease to be one of the principal business undertakings of Westfield Holdings in the United States, except that the master development framework agreement will continue for a period of 180 days thereafter so long as Westfield America is reasonably satisfied with Westfield Corporation's ability to provide the required services during such period and except that any such termination shall not affect any individual development agreement previously entered into by Westfield Corporation and Westfield America.


OFFICERS

    The principal executive officers of Westfield Corporation are Richard E. Green and Peter S. Lowy, the Co-Presidents of Westfield America.

MANAGEMENT OF WESTFIELD AMERICA, INC.


    All of the officers of Westfield America are employed by Westfield Holdings and receive compensation and fringe benefits from Westfield Holdings and not from Westfield America. Several of the officers serve as directors of Westfield Holdings and its subsidiaries and certain of the officers and associates beneficially own shares of Westfield Holdings and units of Westfield America Trust. See "Securities Beneficially Owned by Principal Shareholders and Management." As a result of such employment and interests, the officers of Westfield America receive an indirect benefit from the advisory, management and development arrangements described above.


THE GARDEN STATE PLAZA OPTION AND RELATED MATTERS

    Garden State Plaza is a super-regional mall located in Paramus, New Jersey. The center is currently owned by a partnership in which affiliates of Westfield Holdings own a 50% interest (including the interest of the managing general partner), with the remaining 50% owned by affiliates of Rodamco North America N.V., a Netherlands corporation unaffiliated with Westfield America. Garden State Plaza has a gross leaseable area of approximately two million square feet, and is anchored by five department stores: Macy's, Nordstrom, JC Penney, Neiman Marcus and Lord & Taylor. The center is generally regarded as one of the most successful shopping centers on the East Coast, with specialty store sales of approximately $500 per square foot in 1999 (Westfield America's portfolio averaged $344 per square foot in specialty store sales during the same period).

    THE GARDEN STATE PLAZA LOAN

    In May 1997, Westfield America acquired a substantial economic interest in the revenues to be received from Garden State Plaza by making a $145 million participating secured loan (the "Garden State Plaza Loan") to the subsidiaries of Westfield Holdings that own the indirect 50% interest in Garden State Plaza. The Garden State Plaza Loan is non-recourse, bears interest at a fixed annual rate of 8.5% per annum, and is secured by a pledge of Westfield Holdings' 50% partnership interest in the limited partnership that owns Garden State Plaza. Westfield America also receives participating interest based on 80% of the borrowers' share of the adjusted cash flow from Garden State Plaza (after payment of the fixed interest and after calculating Westfield Holdings' share of cash flow from Garden State Plaza as if the mortgage loan encumbering the property had a fixed interest rate of 7.25% per annum), subject to an aggregate limit for fixed interest and participating interest in an amount equal to 11% per annum. The Garden State Plaza Loan will mature on May 21, 2007, may be prepaid with a yield maintenance premium (based on the payment of the maximum amount of participating interest) after the expiration of the Garden State Plaza Option (described below) and may not otherwise be prepaid for five years. If an event of default occurs under the Garden State Plaza Loan, Westfield America will be entitled to a yield maintenance premium (based on the payment of the maximum amount of participating interest) and will have the right to terminate the management agreements, the advisory agreement and the master development framework agreement. Westfield America received $15,950,000 in interest from the Garden State Plaza Loan for the year ended December 31, 1999.

    THE GARDEN STATE PLAZA OPTION

    In July 1996, Westfield America acquired from Westfield Holdings an option to acquire at fair market value the stock of Westland Realty, Inc., the holder (through two subsidiary corporations) of a 50% partnership interest in Garden State Plaza.

    The Garden State Plaza option was to be exercisable following the completion of an independent valuation of the property to determine its fair market value. If exercised, the purchase price under the Garden State Plaza option was to be 50% of the fair market valuation, subject to adjustment for the mortgage debt of Garden State Plaza, the Garden State Plaza Loan (as described below) and the amount by which current assets of the partnership exceeded its current liabilities. If the net purchase price exceeded $55 million, the exercise of the Garden State Plaza option required the affirmative vote of a majority of the holders of Common Shares voting at a meeting on that issue, other than Westfield Holdings and its affiliates (including Westfield America Trust) and interests associated with the Lowy family. The purchase price was to be payable by the delivery of Common Shares, valued at the average of the closing sale price for the Common Shares on the 20 trading days prior to the option exercise date.

    Westfield America's board of directors believes that the acquisition of Westfield Holdings' interest in Garden State Plaza is in the long-term best interests of Westfield America and should be effected. However, the board concluded that exercise of the Garden State Plaza Option under current circumstances would not be in the best interests of Westfield America. Westfield Holdings and Westfield America have negotiated an agreement in principle, subject to necessary approvals, as to an alternative means (the "New Garden State Acquisition Plan"), described in greater detail below, for the acquisition by Westfield America of the Westfield Holdings interest in Garden State Plaza. Westfield America's board of directors has unanimously approved the acquisition of Westfield Holdings' interest in Garden State Plaza under the terms of the New Garden State Acquisition Plan.

    NEW GARDEN STATE ACQUISITION PLAN


    Under the New Garden State Acquisition Plan, Westfield America will acquire Westfield Holdings' interest in Garden State Plaza through Westfield America's operating partnership, in exchange for the issuance of Series F Partnership Units (described below). Following the acquisition, Garden State Plaza will continue to be managed under the terms of a management agreement between the Garden State Plaza partnership and an affiliate of Westfield Holdings. The management agreement is on terms substantially similar to those of Westfield America's existing management agreements with affiliates of Westfield Holdings. Westfield America will also grant to a subsidiary of Westfield Holdings a right (subject to limitations) to require Westfield America to purchase the stock of Westland Realty, Inc., which is the owner of all of the stock of two subsidiaries that currently are the holders of the 50% interest in the partnership that owns Garden State Plaza. The acquisition transaction and the put right are discussed in greater detail below.



    Based on an independent valuation, Westfield America and Westfield Holdings have agreed that the net value of a 50% interest in Garden State Plaza is $52,483,000, after taking into account the Garden State Plaza Loan, capital obligations of the Garden State Plaza partnership and the mortgage loan encumbering Garden State Plaza, with the mortgage loan being "marked to market" by reference to interest rates prevailing on February 29, 2000.


    ISSUANCE OF SERIES F PARTNERSHIP UNITS BY THE OPERATING PARTNERSHIP

    Instead of issuing Common Shares, the New Garden State Acquisition Plan permits Westfield America to acquire the interest in Garden State Plaza through Westfield America's operating partnership (the "Operating Partnership"), in exchange for the issuance of 52,483 Series F Partnership Cumulative Preferred Units in the Operating Partnership (the "Series F Partnership Units"). The Operating Partnership is the partnership through which Westfield America owns substantially all of its assets. As of March 22, 2000, Westfield America had a 97.8% capital interest in the Operating Partnership, with unaffiliated interests owning the remaining 2.2% capital interest. Each Series F Partnership Unit will have a liquidation preference of $1,000 and will be entitled to annual distributions equal to the greater of $85.00 and 51.4933 (calculated using a Common Share value of $19.42, and subject to adjustment for stock splits and other similar matters) multiplied by the dividend paid in the same period on a Common Share. The Series F Partnership Units will be entitled to the payment of quarterly distributions before distributions are made to the holders of any other interests in the Operating Partnership, including Westfield America, and on a PARI PASSU basis with other preferred interests in the Operating Partnership that are not explicitly made junior in right of distribution to the Series F Partnership Units.

    The holders of the Series F Partnership Units will have the right at any time after the first anniversary of the issuance of the Series F Partnership Units to cause the Operating Partnership to redeem each Series F Partnership Unit for $1,000 in cash, plus any accrued and unpaid distributions, subject to Westfield America's right to acquire the redeemed Series F Partnership Units for an equivalent number of Series F Preferred Shares of Westfield America (the terms of which are similar to the Series F Partnership Units and are described below). In addition, the Series F Partnership Units will be redeemable at the option of the Operating Partnership at any time after the twentieth anniversary of the issuance of the Series F Partnership Units for $1,000 in cash, plus any accrued and unpaid distributions. In the event of a liquidation, dissolution or winding up of the Operating Partnership, each Series F Partnership Unit will carry a right to participate in the capital of the Operating Partnership in the amount of $1,000, plus all accrued and unpaid distributions. Any rights of the holders of Series F Partnership Units upon liquidation, dissolution or winding up of the Operating Partnership will rank senior to the holders of any common partnership units, common investor unit rights or any other units in the Operating Partnership that by their terms rank junior to the Series F Partnership Units. Finally, the Series F Partnership Units will have only those voting and consent rights granted to other holders of units in the Operating Partnership, such as voting rights in respect of proposals for any material adverse amendment of the rights attached to the Series F Partnership Units. The Series F Partnership Units will not have any rights to vote at any of Westfield America's meetings of shareholders.


    POSSIBLE ISSUANCE OF SERIES F PREFERRED SHARES


    In order to provide for the possible redemption of the Series F Partnership Units, Westfield America's board of directors has authorized for possible future issuance Series F Cumulative Redeemable Preferred Stock (the "Series F Preferred Shares"). Each share of Series F Preferred Shares will have a liquidation preference of $1,000 and will be entitled to annual dividends equal to the greater of $85.00 and 51.4933 (subject to adjustment for stock splits and other similar matters) multiplied by the dividend paid in the same period on a Common Share. The Series F Preferred Shares will be entitled to the payment of quarterly dividends on a PARI PASSU basis with all other series of preferred stock of Westfield America that are not explicitly made junior in right of payment and before dividends are paid to the holders of Common Shares. The Series F Preferred Shares will have the right to vote with the Common Shares, with each Series F Preferred Share being entitled to 51.4933 votes (subject to adjustment). The Series F Preferred Shares may be redeemed by Westfield America at any time after the twentieth anniversary of the issuance of the Series F Preferred Shares being redeemed, at a redemption price of $1,000 per share together with all accrued and unpaid dividends through the date of redemption. In the event of a liquidation, dissolution or winding up of Westfield America, each Series F Preferred Share will carry a right to participate in the capital of Westfield America in the amount of $1,000, plus all accrued and unpaid distributions. Any rights of the holders of Series F Preferred Shares upon liquidation, dissolution or winding up of Westfield America will rank senior to the holders of Common Shares, but behind all creditors of Westfield America and PARI PASSU with the holders of other equity securities in Westfield America (unless the terms of those equity securities provide otherwise).


    THE WESTFIELD CAPITAL PUT RIGHT

    Westfield America has agreed to issue to Westfield Capital Corporation Finance Pty. Limited, a subsidiary of Westfield Holdings, a put agreement under which Westfield Capital will have the right to require Westfield America to purchase the stock of Westland Realty Inc., which is the owner of all of the stock of two subsidiaries that currently are the holders of the 50% interest in the partnership that owns Garden State Plaza. The purchase price to be received by Westfield Capital upon the exercise of the put right is 98% of the fair market value of Westland Realty, with the purchase price to be paid in Series F Preferred Shares. At the time the right is exercised, both the value of Westland Realty and the value of the Series F Preferred Shares will be established by independent valuation. The put right will be exercisable at any time after the second anniversary and up to the tenth anniversary of its issuance, and cannot be exercised if there are any assets of Westland Realty that, in the opinion of Westfield America, could cause Westland Realty to fail to qualify as a real estate investment trust. In connection with certain assets of Westland Realty that Westfield America may elect not to retain, Westfield America will be entitled to a reduction in the consideration to be paid equal to the anticipated costs of disposition of the assets (including tax liabilities). If the put right is exercised, to the extent that the assets of Westland Realty include Series F Partnership Units, the effect to Westfield America will be the exchange of 98 Series F Preferred Shares for each 100 Series F Partnership Units then held by Westland Realty. No more than 55,000 Series F Preferred Shares may be issued in respect of the put right unless approved by a majority of the shareholders of Westfield America voting at a meeting (other than Westfield Holdings and its affiliates and interests associated with the Lowy family).

REGISTRATION RIGHTS AGREEMENT

    Pursuant to a registration rights agreement, after May 21, 2000, Westfield Holdings and its subsidiaries will have demand registration rights that would require Westfield America to promptly effect the registration of the Westfield America Common Shares held by them prior to Westfield America's initial public offering. Westfield Holdings currently has demand registration rights for its other Common Shares. In addition, Westfield America has agreed that, upon the request of Westfield Holdings, it will use its reasonable efforts to have a shelf registration statement filed after May 21, 2000 (after May 21, 1998 for any Common Shares acquired after Westfield America's initial public offering) and declared and kept continuously effective. In addition, if Westfield America proposes to register any of its Common Shares, either for its own account or for the account of other shareholders, Westfield America is required, with certain exceptions, to provide the parties to the registration rights agreement with notice of the registration and to include in such registration all of the Common Shares requested to be included by such persons.

TRANSACTIONS WITH WESTFIELD AMERICA TRUST

    Westfield America Trust is an Australian public property trust which was established pursuant to a Trust Deed, dated March 28, 1996, as amended, to acquire a majority interest in Westfield America. Westfield America Trust is managed by Westfield America Management Limited, a wholly-owned subsidiary of Westfield Holdings. Units of Westfield America Trust are traded on the Australian Stock Exchange.


    Pursuant to the Managed Investments Act enacted by the Australian legislature, Westfield America Trust will eliminate its bifurcated trustee/manager structure and appointed a single entity responsible for all aspects of Westfield America Trust. Westfield America Management is the Responsible Entity of Westfield America Trust. Perpetual Trustee Company Limited, the former trustee of Westfield America Trust, continues to act as custodian of the assets of Westfield America Trust. Although under the Trust Deed, Westfield America Management has the power to cause Westfield America Trust to make other investments, Westfield America Trust has informed Westfield America that it presently intends only to invest in Westfield America. As of April 3, 2000, Westfield America Management directs the vote of the Common Shares held by Westfield America Trust in its absolute discretion.


    In May 1998, Westfield America entered into a stock subscription agreement with Westfield America Trust. Westfield America has the right to sell, and Westfield America Trust has the obligation to purchase, $A465 million in aggregate ($US 303,877,000 as of December 31, 1999) of Westfield America's Common Shares in equal amounts in June 2001, 2002 and 2003.


    On August 16, 1999, Westfield America issued in a private placement 477,778 Series E Preferred Shares to Westfield America Trust in exchange for gross proceeds of $86,000,040. The Series E Certificate of Designation allows conversion by Westfield America Trust at any time (subject to the shareholder approval that is being described in this Proxy Statement), of each Series E Preferred Share into 10 Common Shares, subject to adjustment as described in EXHIBIT A to this Proxy Statement.

    At March 22, 2000, Westfield Holdings owned an approximately 22.2% equity interest in Westfield America Trust on a fully diluted basis.


THE 2000 WARRANT

    Westfield America has agreed in principle, subject to the approval of the holders of Common Shares, to issue a warrant (the "2000 Warrant") to Westfield America Trust for the purchase of Common Shares. The consideration to be paid for the 2000 Warrant is $1.86 million, which amount was calculated by an independent valuation firm. Under the terms of the 2000 Warrant, the holder will be entitled to purchase 2,840,000 Common Shares, adjusted for stock splits and other similar matters, at a price of $19.42 per Common Share. The 2000 Warrant may be exercised at any time from the date of issuance of the 2000 Warrant until the twenty-fifth anniversary of the date of issuance.

    At a meeting of the members of Westfield America Trust to be held on May 4, 2000, approval will be sought for the purchase by Westfield America Trust of the 2000 Warrant. If that approval is not obtained, the 2000 Warrant will not be issued.

                 APPROVAL OF THE ISSUANCE OF COMMON SHARES UPON
          CONVERSION OF WESTFIELD AMERICA'S SERIES E PREFERRED SHARES
                IF THEN HELD BY A SUBSTANTIAL SECURITY HOLDER OF
               WESTFIELD AMERICA OR OTHER RESTRICTED HOLDER UNDER
                       THE NEW YORK STOCK EXCHANGE RULES
                                  (PROPOSAL 2)


    On August 16, 1999, Westfield America issued, pursuant to a private placement, 477,778 Series E Preferred Shares, par value $1.00 per share and liquidation value $180 per share, to Westfield America Trust, Westfield America's largest shareholder and an affiliate of Westfield America, in exchange for gross proceeds of $86,000,040. The proceeds of the sale were used in part to fund the acquisition of Palm Desert Town Center in Palm Desert, California from The TrizecHahn Corporation.


    A description of the Series E Preferred Shares is attached to this Proxy Statement as EXHIBIT A.


    Pursuant to Rule 312 of the New York Stock Exchange, shareholder approval is required before the Series E Preferred Shares are convertible by Westfield America Trust into Common Shares because Westfield America Trust could be considered a "substantial security holder" of Westfield America. Rule 312 of the New York Stock Exchange requires shareholder approval prior to the Series E Preferred Shares being convertible into Common Shares when Series E Preferred Shares are held by a director, officer or substantial security holder of Westfield America (a "Related Party"), a subsidiary, affiliate or other closely-related person of a Related Party or any company or entity in which a Related Party has a substantial direct or indirect interest. A person owning an interest consisting of at least either 5% of the number of shares of common stock or 5% of the voting power outstanding of a company or entity is considered a "substantial security holder."


    If Proposal 2 is approved by the shareholders, the convertibility of the Series E Preferred Shares would no longer be subject to shareholder approval under Rule 312 of the New York Stock Exchange rules.


    Westfield America's Certificate of Designation setting forth "Resolution of the Board of Directors of Westfield America, Inc. Designating Series E Preferred Shares and Fixing Preferences and Rights Thereof" (the "Series E Certificate of Designation") provides that, if the holders of Common Shares as a whole reject this proposal, then from and after August 16, 2001, the Series E Preferred Shares are redeemable, at the option of the holder, for cash at a price equal to 10 times the current market price of the Common Shares, plus all accumulated, accrued and unpaid dividends, whether or not declared, if any, to the date of repurchase or the date payment is made available. In addition, the Series E Certificate of Designation provides that the Series E Preferred Shares will be convertible into Common Shares upon the transfer of the Series E Preferred Shares to a person to whom Westfield America is permitted to issue Common Shares without shareholder approval, in accordance with the rules of the New York Stock Exchange.


    The affirmative vote of a majority of the following is required for approval of this Proposal:

    - the Common Shares and Series C Preferred Shares cast, provided that all shares cast represent a majority of the Common Shares and Series C Preferred Shares entitled to vote on Proposal 2;

    - the Common Shares and Series C-1 Preferred Shares cast, provided that all shares cast represent a majority of the Common Shares and Series C-1 Preferred Shares entitled to vote on Proposal 2; and

    - the Common Shares and Series C-2 Preferred Shares cast, provided that all shares cast represent a majority of the Common Shares and Series C-2 Preferred Shares entitled to vote on Proposal 2,

    Abstentions and broker non-votes will effectively count as a vote AGAINST this Proposal.

    For purposes of voting with respect to this Proposal, each Series C Preferred Share, Series C-1 Preferred Share and Series C-2 Preferred Share will equal ten Common Shares (the number of shares that each Series C Preferred Share, Series C-1 Preferred Share and Series C-2 Preferred Share is convertible into).

    The purpose of Proposal 2 is to facilitate the listing of the Common Shares, into which the Series E Preferred Shares are convertible, on the New York Stock Exchange and to prevent the redemption of the Series E Preferred Shares, at the option of the holder, from occurring on or after August 16, 2001 (as described above). If Proposal 2 is approved, the Series E Preferred Shares would be convertible into Common Shares, and upon conversion would permit the holders thereof to vote on all matters on which the holders of Common Shares are entitled to vote. Consequently, upon the occurrence of the conversion, the voting rights of the current holders of Common Shares would be diluted.

    As of March 22, 2000, there were 477,778 Series E Preferred Shares outstanding.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                     FOR THE ISSUANCE OF COMMON SHARES UPON
                  THE CONVERSION OF SERIES E PREFERRED SHARES
                IF THEN HELD BY A SUBSTANTIAL SECURITY HOLDER OF
               WESTFIELD AMERICA OR OTHER RESTRICTED HOLDER UNDER
                       THE NEW YORK STOCK EXCHANGE RULES

        APPROVAL OF THE ISSUANCE OF A WARRANT TO PURCHASE COMMON SHARES
                      TO AN AFFILIATE OF WESTFIELD AMERICA
                                  (PROPOSAL 3)


    Westfield America would like to issue the 2000 Warrant to Westfield America Trust. The 2000 Warrant would give Westfield America Trust the right to purchase 2,840,000 Common Shares, as adjusted for stock splits, capital reconstructions or other similar matters, at an exercise price of $19.42 per Common Share. Westfield America proposes, subject to shareholder approval (as described below), to sell the 2000 Warrant to Westfield America Trust for a purchase price of $1,860,000. The proceeds of the sale of the 2000 Warrant and any resultant exercises would be used for general business purposes. The 2000 Warrant would be exercisable from and after the date of issuance up until the twenty-fifth anniversary of the date of issuance.



    Pursuant to Rule 312 of the New York Stock Exchange, shareholder approval is required before the 2000 Warrant is issued to Westfield America Trust because Westfield America Trust could be considered a

"substantial security holder" of Westfield America. Rule 312 of the New York Stock Exchange requires shareholder approval prior to the issuance of the 2000 Warrant to a director, officer or substantial security holder of Westfield America (a "Related Party"), a subsidiary, affiliate or other closely-related person of a Related Party or any company or entity in which a Related Party has a substantial direct or indirect interest. A person owning an interest consisting of at least either 5% of the number of shares of common stock or 5% of the voting power outstanding of a company or entity is considered a "substantial security holder."


    If Proposal 3 is approved by the shareholders, the purchase of Common Shares upon exercise of the 2000 Warrant would not be subject to shareholder approval.

    The affirmative vote of a majority of:

    - the Common Shares and Series C Preferred Shares cast, provided that all shares cast represent a majority of the Common Shares and Series C Preferred Shares entitled to vote on Proposal 3;

    - the Common Shares and Series C-1 Preferred Shares cast, provided that all shares cast represent a majority of the Common Shares and Series C-1 Preferred Shares entitled to vote on Proposal 3; and

    - the Common Shares and Series C-2 Preferred Shares cast, provided that all shares cast represent a majority of the Common Shares and Series C-2 Preferred Shares entitled to vote on Proposal 3,

is required for approval of this Proposal. Abstentions and broker non-votes will effectively count as a vote AGAINST this proposal.

    For purposes of voting with respect to this Proposal, each Series C Preferred Share, Series C-1 Preferred Share and Series C-2 Preferred Share will equal ten Common Shares (the number of shares that each share of Series C Preferred Share, Series C-1 Preferred Share and Series C-2 Preferred Share is convertible into).

    The purpose of Proposal 3 is to facilitate the sale of the 2000 Warrant to purchase 2,840,000 Common Shares, as may be adjusted for stock splits, capital reconstructions or similar matters, the proceeds from the sale of the 2000 Warrant and any exercise thereof may be used by Westfield America for general business purposes. The effect of shareholder approval of Proposal 3 would be that Westfield America would have the ability to raise up to $55,152,800 in additional capital and additional Common Shares will be issued and would permit the holders thereof to vote on all matters on which the current holders of Common Shares are entitled to vote. Consequently, the voting rights of the current holders of Common Shares would be diluted.


    As of March 22, 2000, Westfield America Trust has two currently outstanding warrants to purchase Common Shares. One warrant entitles Westfield America Trust to purchase up to 6,246,096 Common Shares from time to time prior to July 1, 2016 for $16.01 per share in cash, as adjusted for stock splits, capital reconstructions or other similar matters. The other warrant entitles Westfield America Trust to purchase up to 2,089,552 Common Shares from time to time prior to May 21, 2017 for $15.00 per share in cash, as adjusted for stock splits, capital reconstructions or other similar matters.


                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                  THE ISSUANCE OF THE 2000 WARRANT TO PURCHASE
               COMMON SHARES TO AN AFFILIATE OF WESTFIELD AMERICA

               APPROVAL AND RATIFICATION OF INDEPENDENT AUDITORS
                                  (PROPOSAL 4)

    The board of directors of Westfield America has selected Ernst & Young LLP as Westfield America's independent auditors for the fiscal year ending
December 31, 2000. Ernst & Young LLP have audited Westfield America's financial statements since 1996. Representatives of Ernst & Young LLP are expected to be present at the meeting and will be afforded the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to appropriate questions.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                THE APPROVAL AND RATIFICATION OF THE APPOINTMENT
            OF ERNST & YOUNG LLP AS WESTFIELD AMERICA'S INDEPENDENT
             AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

                                 OTHER BUSINESS

    As of the date of this Proxy Statement, Westfield America knows of no business that will be presented for consideration at the annual meeting other than that which has been referred to above. As to other business, if any, that may come before the annual meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the proxy holder.

                             SHAREHOLDER PROPOSALS


    Any proposal of a shareholder intended to be presented at Westfield America's 2001 Annual Meeting of Shareholders must be received by the Secretary of Westfield America by December 12, 2000 for inclusion in the notice of meeting and proxy statement relating to Westfield America's 2001 Annual Meeting of Shareholders. The proposal must comply in all respects with the rules and regulations of the Securities and Exchange Commission and the By-Laws of Westfield America.


    Pursuant to Westfield America's By-Laws, as amended, shareholder proposals submitted to Westfield America for consideration at Westfield America's 2001 Annual Meeting of Shareholders outside the processes of Rule 14a-8 (i.e., the procedures for placing a shareholder's proposal in Westfield America's proxy materials) will be considered untimely if received by Westfield America before January 9, 2001 or after February 8, 2001. Accordingly, the proxy with respect to Westfield America's 2001 Annual Meeting of Shareholders will confer discretionary authority to vote on any shareholder proposals received by Westfield America after January 9, 2001.

                                 ANNUAL REPORT

    A copy of Westfield America's Annual Report for the fiscal year ended December 31, 1999, including financial statements audited by Ernst & Young LLP independent accountants, and their report thereon dated January 26, 2000, accompanies this Proxy Statement. IN ADDITION, A COPY OF WESTFIELD AMERICA'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999, WILL BE SENT TO ANY SHAREHOLDER, WITHOUT CHARGE, UPON WRITTEN REQUEST TO IRV HEPNER, SECRETARY, WESTFIELD AMERICA, INC., 11601 WILSHIRE BOULEVARD, LOS ANGELES, CALIFORNIA 90025.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Based on a review of reports filed by Westfield America's directors, executive officers and beneficial holders of 10% or more of Westfield America's outstanding shares: (i) Westfield America Trust, Westfield Holdings, Frank P. Lowy, David H. Lowy, Peter S. Lowy, Steven M. Lowy and Cordera Holdings Pty.

Limited failed to report on a timely basis two purchases by Westfield America Trust of warrants to buy Common Shares, (ii) Westfield Holdings did not timely join in the filing on Form 3 by Westfield America Trust or in the joint filing on Form 3 by Frank P. Lowy, David H. Lowy, Peter S. Lowy, Steven M. Lowy and Cordera Holdings Pty. Limited with respect to Westfield America Trust's initial filing on Form 3, (iii) Westfield America Trust, Westfield Holdings, Frank P. Lowy, David H. Lowy, Peter S. Lowy, Steven M. Lowy and Cordera Holdings Pty. Limited filed one late report on Form 4 with respect to 8 purchases by Westfield America Trust of Common Shares, one purchase by Westfield America Trust of Series D Preferred Shares, one purchase by Westfield America Trust of
Series D-1 Preferred Shares and one purchase by Westfield America Trust of Series E Preferred Shares, (iv) Westfield America Trust, Westfield Holdings, Frank P. Lowy, David H. Lowy, Peter S. Lowy, Steven M. Lowy and Cordera Holdings Pty. Limited filed one late report on Form 4 with respect to 13 purchases by Westfield America Trust of Common Shares (v) Westfield Holdings did not timely join in the filing by Westfield American Investments with respect to 6 reports on Form 4 reporting 39 purchases by Westfield American Investments of Common Shares, (vi) Frank P. Lowy, David H. Lowy, Peter S. Lowy, Steven M. Lowy and Cordera Holdings Pty. Limited did not timely join in the filing by Westfield American Investments with respect to 9 reports on Form 4 reporting 57 purchases by Westfield American Investments of Common Shares, (vii) Westfield American Investments, Westfield Holdings, Frank P. Lowy, David H. Lowy, Peter S. Lowy, Steven M. Lowy and Cordera Holdings Pty. Limited filed one late report with respect to one purchase by Westfield American Investments of Series D Preferred Shares, (viii) Frank P. Lowy, David H. Lowy, Peter S. Lowy, Steven M. Lowy and Cordera Holdings Pty. Limited filed one late report on Form 4 with respect to 8 purchases by the PM Capital Absolute Performance Fund of Common Shares, (ix) Frank P. Lowy, David H. Lowy, Peter S. Lowy, Steven M. Lowy and Cordera Holdings Pty. Limited filed one late report on Form 4 with respect to 3 purchases by the PM Capital Absolute Performance Fund Limited of Common Shares and (x) Irv Hepner failed to report on a timely basis on Form 3 one purchase by him of Common Shares.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


    Westfield America's General Form of Annual Report on Form 10-K (the
"Form 10-K") for the fiscal year ended December 31, 1999 was filed with the Securities and Exchange Commission of March 30, 2000. The following portions of the Form 10-K are incorporated in this Proxy Statement by reference:


    - Report of Independent Auditors

    - Consolidated Balance Sheets

    - Consolidated Statements of Income

    - Consolidated Statements of Changes in Shareholder's Equity

    - Consolidated Statements of Cash Flows

    - Notes to Consolidated Financial Statements

    - Management's Discussion and Analysis of Financial Condition and Results of Operations

    - Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

    - Quantitative and Qualitative Disclosure about Market Risk

           CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

    This Proxy Statement includes statements (other than the consolidated financial statements incorporated herein by reference and other statements of historical fact) that are subject to risks and uncertainties. Forward-looking statements include the information set forth and in the Annual Report in "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and

Qualitative Disclosure about Market Risk," which are incorporated herein by reference, and statements preceded by, followed by or that include the words "believes," "expects," "may," "will," "anticipates," "intends," "plans," "estimates," "proposes," "scheduled," or other similar expressions.

    Forward-looking statements are made based on management's current expectations and belief concerning future developments and their potential effects on Westfield America. There can be no assurance that future developments will be in accordance with management's expectations or that the effect of future developments on Westfield America will be those anticipated by management. Many of the factors that will determine these results are beyond Westfield America's ability to control or predict.

    While Westfield America periodically reassesses material trends and uncertainties affecting the operations and financial condition in connection with its preparation of Management's Discussion and Analysis of Results of Operations and Financial Condition contained in its quarterly and annual reports, Westfield America does not intend to review or revise any particular forward-looking statement referenced in this Proxy Statement in light of future events, even if new information, future events or other circumstances have made them incorrect or misleading.

    The information referred to above should be considered by investors when reviewing any forward-looking statements contained in this Proxy Statement, in any materials incorporated herein by reference, in any of Westfield America's public filings or press releases or in any oral statements made by Westfield America or any of its officers or any other persons acting on its behalf. For those statements, Westfield America intends to avail itself of the protection of the safe harbor from liability with respect to forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

                                          By Order of the Board of Directors

                                          /s/ Irv Hepner

                                          Irv Hepner
                                          SECRETARY


Dated:  April 10, 2000
Los Angeles, California

                                                                       EXHIBIT A

                    DESCRIPTION OF SERIES E PREFERRED SHARES

    The holders of Series E Preferred Shares are entitled to receive, when and as declared by Westfield America's board of directors, cumulative dividends per share equal to the greater of:

    - $15.30 per year; and

    - an amount currently equal to 10.0 times the dividend declared on Common Shares for such period, adjusted for events that affect the conversion rate as described below, if such funds are legally available.

    In addition, if Westfield America does not have earnings 40% greater than its consolidated fixed charges (as defined the Series E Certificate of Designation), Westfield America must pay a dividend 20% greater than that Westfield America would normally be required to pay. Holders of Series E Preferred Shares are entitled to dividends before Westfield America can distribute dividends to holders of Common Shares.

    Upon Westfield America's liquidation, dissolution or winding up, the holders of Series E Preferred Shares are entitled to be paid in full an amount equal to the sum of $180.00 per share and all accrued and unpaid dividends through the date of liquidation.

    From August 16, 2009 on, Westfield America may, at its option, redeem, in whole, or in part, the outstanding Series E Preferred Shares at a redemption price equal to the sum of $180.00 per share and all accrued and unpaid dividends through the call date specified in the notice to holders regarding the redemption.

    If there is a change in control of Westfield America, the holders of the Series E Preferred Shares can require Westfield America, if Westfield America has funds legally available to do so, to redeem their Series E Preferred Shares at a cost of $189.00, plus accrued and unpaid dividends, if any, to the date that Westfield America repurchases the shares. For purposes of the Series E Preferred Shares, a change in control of Westfield America may occur in several circumstances, including upon the first acquisition, directly or indirectly, by any individual or entity or group (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act, except that such individual or entity shall be deemed to have beneficial ownership of all shares that any such individual or entity has the right to acquire, whether such right is exercisable immediately or only after passage of time) of more than 25% of Westfield America's or Westfield America Trust's outstanding equity securities with voting power, under ordinary circumstances, to elect directors of Westfield America.

    Also, Westfield America has agreed that so long as Westfield America Trust holds any of the Series E Preferred Shares, if Westfield America fails to continue to be taxed as a REIT, Westfield America Trust will have the right to require Westfield America, if Westfield America has funds legally available to do so, to repurchase any or all of the Series E Preferred Shares held by Westfield America Trust at a repurchase price of $207.00 per share, payable in cash plus accrued and unpaid dividends whether or not declared, if any, to the date of repurchase or the date payment is made available.

    In addition, after August 16, 2009, the holders of the Series E Preferred Shares have the right to require Westfield America to redeem their Series E Preferred Shares either for cash or for Common Shares, at the option of Westfield America, as long as the current market price of the Common Shares is less than $18.00, adjusted for events that affect the conversion rate as described below.

    The holders of Series E Preferred Shares do not have any voting rights, other than as required by law, except:

    - a majority of the holders of the Series E Preferred Shares, voting together as a class, must approve any amendment, alteration or repeal of Westfield America's Articles of Incorporation, or the Series E Certificate of Designation, that materially and adversely affects their voting powers, rights or preferences, with the exception that the holders of the Series E Preferred Shares will not be entitled to vote on such a matter if Westfield America redeems the Series E Preferred Shares before any amendment, alteration or repeal is to take effect; and

    - a majority of the holders of the Series E Preferred Shares, voting together as a class, must approve any merger or consolidation if Westfield America does not survive such merger or consolidation and the holders of the Series E Preferred Shares do not receive shares of the surviving corporation with substantially similar rights, preferences and powers in the surviving corporation as their Series E Preferred Shares, with the exception that the holders of Series E Preferred Shares will not be entitled to vote on such a matter if Westfield America redeems the Series E Preferred Shares prior to such a merger or consolidation.

    The Series E Certificate of Designation allows conversion by Westfield America Trust at any time (subject to shareholder approval as described below), of each Series E Preferred Share into 10 Common Shares, as applicable, subject to adjustment in certain events, generally including:

    - the issuance of Common Shares as a dividend or a distribution on the Common Shares;

    - some subdivisions and combinations of Westfield America's Common Shares;

    - the issuance of any shares of stock by reclassification of Westfield America's Common Shares;

    - the issuance to all holders of Westfield America's Common Shares of some rights, options or warrants entitling them to subscribe for or purchase Common Shares at a price per share less than 95% (100% if a stand-by underwriter is used and charges Westfield America a commission) of the fair market value per Common Share on the record date for determination of shareholders entitled to receive such rights, options or warrants;

    - the distribution to all holders of Westfield America's Common Shares of any of Westfield America's securities (other than Common Shares) or evidence of Westfield America's indebtedness or assets (excluding cumulative cash dividends or distributions paid on the Common Shares after December 31, 1997 which are not in excess of a specified amount); and

    - payment to holders of Common Shares in connection with a tender or exchange offer by Westfield America or any of Westfield America's subsidiaries or controlled affiliates (which does not include open market repurchases by Westfield America) for all or any portion of the Common Shares, which payment has a fair market value per Common Share (as determined in good faith by Westfield America's board of directors) that exceeds the current market price per Common Share on the trading day next succeeding the last date on which tenders or exchanges may be made in accordance with such tender or exchange offer.

    If any transaction shall occur, generally including:

    - any merger or consolidation;

    - statutory share exchange;

    - self tender offer for 40% or more of Westfield America's Common Shares;

    - sale of all or substantially all of Westfield America's assets; or

    - recapitalization of Westfield America's Common Shares (other than the issuance of Common Shares as a dividend or a distribution on the Common Shares, some subdivisions and combinations of Westfield America's Common Shares or the issuance of any shares of stock by reclassification of Westfield America's Common Shares) in which substantially all of the Common Shares are converted into the right to receive different securities, cash or other property, then each Series E Preferred Share that is not redeemed or converted into the right to receive different securities, cash or other property prior to such transaction shall be convertible into the kind and amount of the different securities, cash or other property that would have been receivable upon the consummation of such transaction by a holder of that number of Common Shares issuable upon conversion of such Series E Preferred Share immediately prior to such transaction.

                                                                      APPENDIX A

                             WESTFIELD AMERICA, INC.

              Proxy For Annual Meeting Of Shareholders May 8, 2000

         The undersigned hereby appoints Peter S. Lowy, Richard E. Green, Mark A. Stefanek and Irv Hepner as Proxies, each with the power to appoint his substitute, and hereby authorizes them, to represent and vote, as designated on the reverse, all shares of common stock, par value $.01 per share, of Westfield America held of record by the undersigned on March 22, 2000, at the Annual Meeting of Shareholders to be held on May 8, 2000 or any adjournment thereof.

                         (To be Signed on Reverse Side.)

                WESTFIELD AMERICA, INC.
                PROXY SERVICES
                P.O. BOX 9079
                FARMINGDALE, NY 11735


                                 THREE WAYS TO VOTE

                            VOTE BY PHONE: 1-800-690-6903
                1. Read the accompanying Proxy Statement and this
                   proxy card.
                2. Call toll free 1-800-690-6903.
                3. Enter your 12 digit Control Number, shown below.
                4. Follow the simple recorded instructions.

                         VOTE BY INTERNET: WWW.PROXYVOTE.COM.
                1. Read the accompanying Proxy Statement and this
                   proxy card.
                2. Go to website WWW.PROXYVOTE.COM.
                3. Enter your 12 digit Control Number, shown below.
                4. Follow the simple instructions.

                                    VOTE BY MAIL
                1. Mark, sign and date your proxy card.
                2. Return it in the enclosed postage paid envelope.

                                YOUR VOTE IS IMPORTANT
                Do not return this proxy card if you vote by telephone or internet.

                          THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

VOTE ON DIRECTORS                                                          FOR  WITHHOLD   FOR ALL   TO WITHHOLD AUTHORITY TO VOTE,
1.       Proposal to elect Directors. The nominees for Director are:       ALL    ALL       EXCEPT   MARK "FOR ALL EXCEPT" AND
         01) Frank P. Lowy, AC  02) Francis T. Vincent, Jr.                                          WRITE THE NOMINEE'S NUMBER
         03) Larry A. Silverstein                                          / /     / /       / /     ON THE LINE BELOW.

                                                                                                     _____________________________


VOTE ON PROPOSALS
2. Proposal to approve the issuance of Westfield America's common stock upon conversion of Westfield America's Series E Preferred Shares if then held by a substantial security holder of Westfield America or other restricted security holder under the New York Stock Exchange Rules.

         / /  FOR              / /  AGAINST            / /    ABSTAIN

3. Proposal to approve the issuance of a warrant to purchase Westfield America's common stock to a substantial security holder of Westfield America or other restricted security holder under the New York Stock Exchange Rules.

         / /  FOR              / /  AGAINST            / /    ABSTAIN

4. Proposal to ratify the appointment of Ernst & Young LLP to serve as Westfield America's independent auditors for fiscal 2000.

         / /  FOR              / /  AGAINST            / /    ABSTAIN

         The undersigned hereby authorizes the proxies, in their discretion, to vote on any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE THREE NOMINEES FOR ELECTION, AND FOR PROPOSALS 2, 3 and 4.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

NOTE: Please sign exactly as names appear on stock certificate (as indicated hereon).

Signature
          -----------------------------------------------------------------
                                                      Date
                                                          -----------------

Signature (Joint Owners)
                        ---------------------------------------------------
                                                      Date
                                                          -----------------

                             WESTFIELD AMERICA, INC.

              Proxy For Annual Meeting Of Shareholders May 8, 2000

         The undersigned hereby appoints Peter S. Lowy, Richard E. Green, Mark A. Stefanek and Irv Hepner as Proxies, each with the power to appoint his substitute, and hereby authorizes them, to represent and vote, as designated on the reverse, all shares of Series C Cumulative Convertible Redeemable Preferred Stock of Westfield America held of record by the undersigned on March 22, 2000, at the Annual Meeting of Shareholders to be held on May 8, 2000 or any adjournment thereof.

                         (To be Signed on Reverse Side.)

                WESTFIELD AMERICA, INC.
                PROXY SERVICES
                P.O. BOX 9079
                FARMINGDALE, NY 11735

                                 THREE WAYS TO VOTE

                            VOTE BY PHONE: 1-800-690-6903
                1. Read the accompanying Proxy Statement and this
                   proxy card.
                2. Call toll free 1-800-690-6903.
                3. Enter your 12 digit Control Number, shown below.
                4. Follow the simple recorded instructions.

                         VOTE BY INTERNET: WWW.PROXYVOTE.COM.
                1. Read the accompanying Proxy Statement and this
                   proxy card.
                2. Go to website WWW.PROXYVOTE.COM.
                3. Enter your 12 digit Control Number, shown below.
                4. Follow the simple instructions.

                                    VOTE BY MAIL
                1. Mark, sign and date your proxy card.
                2. Return it in the enclosed postage paid envelope.

                                YOUR VOTE IS IMPORTANT
                Do not return this proxy card if you vote by telephone or internet.

         THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

SERIES C PREFERRED SHARES

2. Proposal to approve the issuance of Westfield America's common stock upon conversion of Westfield America's Series E Preferred Shares if then held by a substantial security holder of Westfield America or other restricted security holder under the New York Stock Exchange rules.

         / /  FOR              / /  AGAINST            / /    ABSTAIN

3. Proposal to approve the issuance of a warrant to purchase Westfield America's common stock to a substantial security holder of Westfield America or other restricted security holder under the New York Stock Exchange Rules.

         / /  FOR              / /  AGAINST            / /    ABSTAIN

         The undersigned hereby authorizes the proxies, in their discretion, to vote on any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR PROPOSALS 2 and 3.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

NOTE: Please sign exactly as names appear on stock certificate (as indicated hereon).

Signature
          -----------------------------------------------------------------
                                                      Date
                                                          -----------------

Signature (Joint Owners)
                        ---------------------------------------------------
                                                      Date
                                                          -----------------

                             WESTFIELD AMERICA, INC.

              Proxy For Annual Meeting Of Shareholders May 8, 2000

         The undersigned hereby appoints Peter S. Lowy, Richard E. Green, Mark A. Stefanek and Irv Hepner as Proxies, each with the power to appoint his substitute, and hereby authorizes them, to represent and vote, as designated on the reverse, all shares of Series C-1 Cumulative Convertible Redeemable Preferred Stock of Westfield America held of record by the undersigned on March 22, 2000, at the Annual Meeting of Shareholders to be held on May 8, 2000 or any adjournment thereof.

                         (To be Signed on Reverse Side.)

                WESTFIELD AMERICA, INC.
                PROXY SERVICES
                P.O. BOX 9079
                FARMINGDALE, NY 11735

                                  THREE WAYS TO VOTE

                            VOTE BY PHONE: 1-800-690-6903
                1. Read the accompanying Proxy Statement and this
                   proxy card.
                2. Call toll free 1-800-690-6903.
                3. Enter your 12 digit Control Number, shown below.
                4. Follow the simple recorded instructions.

                         VOTE BY INTERNET: WWW.PROXYVOTE.COM.
                1. Read the accompanying Proxy Statement and this
                   proxy card.
                2. Go to website WWW.PROXYVOTE.COM.
                3. Enter your 12 digit Control Number, shown below.
                4. Follow the simple instructions.

                                    VOTE BY MAIL
                1. Mark, sign and date your proxy card.
                2. Return it in the enclosed postage paid envelope.

                                YOUR VOTE IS IMPORTANT
                Do not return this proxy card if you vote by telephone or internet.

         THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

SERIES C-1 PREFERRED SHARES

2. Proposal to approve the issuance of Westfield America's common stock upon conversion of Westfield America's Series E Preferred Shares if then held by a substantial security holder of Westfield America or other restricted security holder under the New York Stock Exchange rules.

         / /  FOR              / /  AGAINST            / /    ABSTAIN

3. Proposal to approve the issuance of a warrant to purchase Westfield America's common stock to a substantial security holder of Westfield America or other restricted security holder under the New York Stock Exchange Rules.

         / /  FOR              / /  AGAINST            / /    ABSTAIN

         The undersigned hereby authorizes the proxies, in their discretion, to vote on any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR PROPOSALS 2 and 3.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

NOTE: Please sign exactly as names appear on stock certificate (as indicated hereon).

Signature
          -----------------------------------------------------------------
                                                      Date
                                                          -----------------

Signature (Joint Owners)
                        ---------------------------------------------------
                                                      Date
                                                          -----------------

                             WESTFIELD AMERICA, INC.

              Proxy For Annual Meeting Of Shareholders May 8, 2000

         The undersigned hereby appoints Peter S. Lowy, Richard E. Green, Mark A. Stefanek and Irv Hepner as Proxies, each with the power to appoint his substitute, and hereby authorizes them, to represent and vote, as designated on the reverse, all shares of Series C-2 Cumulative Convertible Redeemable Preferred Stock of Westfield America held of record by the undersigned on March 22, 2000, at the Annual Meeting of Shareholders to be held on May 8, 2000 or any adjournment thereof.

                         (To be Signed on Reverse Side.)

                WESTFIELD AMERICA, INC.
                PROXY SERVICES
                P.O. BOX 9079
                FARMINGDALE, NY 11735

                                 THREE WAYS TO VOTE

                            VOTE BY PHONE: 1-800-690-6903
                1. Read the accompanying Proxy Statement and this
                   proxy card.
                2. Call toll free 1-800-690-6903.
                3. Enter your 12 digit Control Number, shown below.
                4. Follow the simple recorded instructions.

                         VOTE BY INTERNET: WWW.PROXYVOTE.COM.
                1. Read the accompanying Proxy Statement and this
                   proxy card.
                2. Go to website WWW.PROXYVOTE.COM.
                3. Enter your 12 digit Control Number, shown below.
                4. Follow the simple instructions.

                                    VOTE BY MAIL
                1. Mark, sign and date your proxy card.
                2. Return it in the enclosed postage paid envelope.

                                YOUR VOTE IS IMPORTANT
                Do not return this proxy card if you vote by telephone or internet.

         THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

SERIES C-2 PREFERRED SHARES

2. Proposal to approve the issuance of Westfield America's common stock upon conversion of Westfield America's Series E Preferred Shares if then held by a substantial security holder of Westfield America or other restricted security holder under the New York Stock Exchange rules.

         / /  FOR              / /  AGAINST            / /    ABSTAIN

3. Proposal to approve the issuance of a warrant to purchase Westfield America's common stock to a substantial security holder of Westfield America or other restricted security holder under the New York Stock Exchange Rules.

         / /  FOR              / /  AGAINST            / /    ABSTAIN

         The undersigned hereby authorizes the proxies, in their discretion, to vote on any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR PROPOSALS 2 and 3.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

NOTE: Please sign exactly as names appear on stock certificate (as indicated hereon).

Signature
          -----------------------------------------------------------------
                                                      Date
                                                          -----------------

Signature (Joint Owners)
                        ---------------------------------------------------
                                                      Date
                                                          -----------------